Exhibit 10.26

IN ACCORDANCE WITH ITEM 601(A)(6) OF REGULATION S-K, CERTAIN INFORMATION HAS BEEN OMITTED

FROM THIS EXHIBIT BECAUSE IT CONTAINS PERSONALLY IDENTIFIABLE INFORMATION.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

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ÍÑIGO CASLA URIARTE Notary Paseo de la Castellana, No. 139 - 6°- Derecha Tel. 91 579 00 84 Fax. 91 570 47 50 28046 MADRID

PUBLIC DEED OF SALE AND PURCHASE OF SHARES OF THE COMPANY “H2B2 ELECTROLYSIS TECHNOLOGIES, INC.” -----------------------

NUMBER ONE THOUSAND FOUR HUNDRED AND SEVENTY-FOUR(1,474)

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In Madrid, on the thirtieth day of May two thousand and twenty-three ----------------------------------------------------------------------

Before me, IÑIGO CASLA URIARTE, Notary Public of Madrid and of its Illustrious College with residence in this Capital,

----------------------------- APPEARING -----------------------------

On the one hand: -----------------------------------------------------

MR PABLO VILA FLORENSA, [***].

And on the other hand: -----------------------------------------------

MR. ANSELMO ANDRADE FERNÁNDEZ DE MESA, [***] .

The personal circumstances of the appearing parties are recorded in their respective statements. ----------------

From the identification document/s submitted by the appearing parties, by which I have identified them, I keep a copy on computer media obtained by me, in a file other than the notarial protocol, in accordance with Article 4 of ORDER EHA/114/2008, of 29 January.

---------------- TAKING PART HEREIN AS FOLLLOWS= -

A) MR PABLO VILA FLORENSA, in the name and on behalf of, as an individual representative, the company “ARRAUT Y SALA REIXACHS, S.L.P.”, a company duly incorporated under the laws of Spain, registered with the Commercial Registry of Barcelona under Volume 43.445, Page 112, Sheet B-430001, whose registered office is located at Vía Augusta 48,1°,08006, Barcelona, with Tax Identification Number B-65891343 (the “Bankruptcy Administration”).

The Bankruptcy Administration acts in its capacity as bankruptcy administrator of the entity called ARDACHON, S.L.”, a company duly incorporated under the laws of Spain, registered with the Commercial Registry of Madrid under Volume 21,498, Page 131, Sheet M-382400, whose registered office is located at Calle Fortuny, 19, Entresuelo Derecha, 28010, Madrid, with Tax Identification Number B84516723 (the “Seller”). -------------------------

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Through the SIGNO platform I have consulted if this Tax Identification Number is revoked, with a negative result that I incorporate herein. -----------------

The Bankruptcy Administration acts by virtue of the appointment agreed by the Commercial Court number 5 of Madrid, in Order dated May 21, 2020, of the declaration of bankruptcy of ARDACHON, S.L., issued in ordinary bankruptcy proceeding 193/2020. -------------------

Having examined the aforementioned Order, with its relevant Secure Verification Code, as well as the Bankruptcy Administration Credential issued by the Attorney of the Administration of Justice of the Commercial Court number 5 of Madrid, I, the Notary, assert under my responsibility that, in my opinion, the representative powers alleged by the intervening party are sufficient for this granting, resulting from that Order that he has sufficient powers for the act, business or sale and purchase of shares agreement that is specifically written in this instrument. -------------------------

BENEFICIAL OWNER.- I hereby state for the record that I, the Notary, having complied with the obligation to identify the beneficial owner imposed by Law 10/2010, of April 28, for which purpose: (a) I have consulted the Beneficial Owner Database (BDTR) created by the General Council of the Notary of 24 March 2012 (BOE 28 April 2012), and (b) I have collected from the company’s representative the relevant representation about such beneficial ownership, resulting in concordance between the information recorded in the BDTR and that provided by the company’s representative, reaffirming its validity. ----------

B) AND MR. ANSELMO ANDRADE FERNÁNDEZ DE MESA, in the name and on behalf of, as Chief Executive Officer of the commercial entity called “H2B2 ELECTROLYSIS TECHNOLOGIES, INC.”, a company duly incorporated under the laws of Delaware, registered with the registry of the State of Delaware, whose registered office is located at 300 Delaware Ave Ste 210-A, Wilmington, DE 19801, United States of America, with Spanish Tax Identification Number N4008308A (the “Buyer”). --

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Through the SIGNO platform I have consulted if this Tax Identification Number is revoked, with a negative result that I incorporate herein. ------------------------

He acts in his capacity as Chief Executive Officer, a position he asserts in force, for which he was appointed, and accepted, at the meeting of the Board of the company dated December 30, 2022. He shows me a copy of the minutes containing the aforementioned meeting, I verify it and return it, written in English, language that I know enough, and translated into the Spanish language, duly apostilled, judging myself, the Notary, his powers as sufficient for the granting of this deed, since he holds the organic representation of the Company, having by virtue of his position the full power of representation of the Company. ------

Having examined the authorized copy outlined, I, the Notary, declare under my responsibility to be, in my opinion, sufficient for this granting, the representative powers alleged by the intervening attorney, resulting from the fact that said attorney has sufficient powers of attorney for the act, business or sale and purchase of shares agreement that is specifically written in this instrument.

I also record that I have complied with the obligation to identify the “beneficial owner” imposed by Law 10/2010, of April 28, on prevention of money laundering and financing of terrorism, in the terms of Article 4 of the aforementioned Law - that is, individual who ultimately owns or controls, directly or indirectly, a percentage greater than 25% of the capital or voting rights of the granting legal entity, or that by other means exercises control, direct or indirect, of its management-, the result of which is recorded in the minutes authorized before the Notary of Seville, Mr. Rafael José Diaz Escudero, today, under number 953 of his public records, stating the representation of the Company, the content of which has not been modified.---------------

Hereinafter, the Seller and the Buyer shall be collectively referred to as the “Parties” and individually as the “Party”.--------------------------

I identify the appearing parties by the ID cards that they show me and have, in my opinion, the legal capacity necessary to grant this deed of SALE AND PURCHASE OF SHARES OF THE COMPANY “H2B2 ELECTROLYSIS TECNOLOGIES, INC.”, for which purpose, ------------

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------------------------------- EXPRESS: -------------------------------

I .- H2B2 ELECTROLYSIS TECHNOLOGIES, INC.” is a company incorporated in the State of Delaware, domiciled at 300 Delaware Ave Ste 210-A , Wilmington, DE 19801, United States of America, with [Tax Identification Number N4008308A ] (hereinafter, the “Company”). -----

The share capital of the Company is fully subscribed and paid up, divided into 10,346,314 shares of 0.00001 DOLLARS of par value each. ------------------------

II .- The Seller is the full owner, with all their rights and free of charges, encumbrances and any other rights in favor of third parties, of 266,667 shares of the Company, (the “Shares”).

III .- The Seller is a company that was declared bankrupt by virtue of order of the Commercial Court number 5 of Madrid, on May 21, 2020. The Seller is currently in the liquidation phase within the insolvency proceedings, opened by virtue of the order of the Commercial Court number 5 of Madrid, on December 15, 2021.

IV .- It is the will of the Parties to proceed with the sale and purchase of the Shares. ------------------------ ----------

V .- The Seller declares that, for the transfer that by this Deed is formalized, all the legal and statutory requirements have been met. ------------------------------------------ ----------

VI .- By virtue of the foregoing, based on the veracity of the foregoing recitals, both Parties agree to enter into this agreement for the sale and purchase of the Shares (the “Agreement”) that shall be governed by the following ----- ----------

------------- CLAUSES: -------------------------

1. SALE AND PURCHASE ---------------------------

1.1 Object -------------------------------------

The purpose of this Agreement is the transfer, through the sale and purchase, of the Shares representing a 2.57% of the Company’s share capital (the “Sale and Purchase”). The Sale and Purchase shall be struc-tured as follows: (i) the transfer by the Seller of 193,333 Shares representing 1.87% of the Company’s share capital shall be subject to compliance with the condition precedent provided for in Clause 1.2 (the “First Sale and Purchase”); and (ii) the transfer by the Seller of 73,334 Shares of the Company representing 0.70% of the Company’s share capital shall be subject to compliance with the condition precedent provided for in Clause 1.3 (the “Second Sale and Purchase”). ------------------------------------------

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1.2 . First Sale and Purchase ------------------

By virtue of this Deed, the Seller undertakes to transfer to the Buyer, who undertakes to acquire, once the First Sale and Purchase Price is received (as defined in Clause 3) within a maximum period of 48 hours from the granting of this deed, in the terms provided for in Clause 3, 193,333 Shares of the Company, in full ownership, with all their rights and, as the Seller states, free of encumbrances and restrictions on their transferability (except those contained in the bylaws). ---------------------------------------------

In the same act as the receipt of the First Sale and Purchase Price, the Seller shall inform the Notary of such circumstance and the transfer of 193,333 Shares of the Company to the Buyer will occur under the terms set out in Clause 4.

1.2. Second Sale and Purchase ------------------

By virtue of this Deed, the Seller undertakes to transfer to the Buyer, once the Second Condition (as defined below) is fulfilled, 73,334 Shares of the Company, in full ownership, with all their rights and, as stated by the Seller, free of encumbrances and restrictions on their transferability (except those contained in the bylaws). ---------------------

For the purposes of this deed, “Second Condition” means the payment by the Buyer of the price of the Second Sale and Purchase (i.e., the amount of 5,500,000 Euros), prior to July 31, 2023.-----------------------------------------------

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In the same act as the fulfillment of the Second Condition, the Buyer and the Seller shall formalize the Second Sale and Purchase and the consequent transfer to the Buyer of 73,334 Shares of the Company. -

2. - ADDITIONAL ACTIONS IN RELATION TO THE FIRST SALE AND PURCHASE ----------------------------------

Once the Seller receives the First Sale and Purchase Price (as defined below), since the Company is a company incorporated under the laws of the State of Delaware, the Parties shall carry out any additional actions that are necessary or convenient for the sale and purchase of the Shares subject to the First Sale and Purchase to be effective with respect to any third party. --------------------------------------------

Seller hereby grants a power of attorney in favor of Buyer to execute, on its behalf and in its right, (even if it incurs self-contracting or multi-representation) any public or private documents needed for the transfer to be fully valid with respect to any third party in accordance with the laws of the State of Delaware.

3. FIRST SALE AND PURCHASE PRICE ----------------

The price agreed by the parties is FOURTEEN MILLION FIVE HUNDRED THOUSAND EUROS (€ 14,500,000.00) in consideration for the Shares subject to the First Sale and Purchase (the “First Sale and Purchase Price”), transfer of which will be executed by the Buyer from the account opened in the entity [***], with IBAN [***]in favor of the Seller in the account opened in the entity [***], with IBAN [***]. ------------------------------

The Parties shall record the receipt of the First Sale and Purchase Price, in accordance with the provisions of Clause 4. ----------------------------------------------------

It is hereby stated that, once the Seller has received the First Sale and Purchase Price, the First sale and Purchase formalized by virtue of this deed by the Seller shall constitute the divestment of a Spanish company abroad, which must be communicated telephonically to the Foreign Investments Registry, by means of the form D-5B, in accordance with the provisions of the Resolution of 27 July 2016, of the General Directorate of International Trade and Investments of the Ministry of Economy and Competitiveness, of which the representative of the Seller states to be aware. --------------------------------------------

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4. RECEIPT OF FIRST SALE AND PURCHASE PRICE

The receipt of the First Sale and Purchase Price shall be recorded by sending an email with the text set out below from the Seller to the Notary Public from one of the following addresses: [***] and its receipt by the Notary authorizing this Deed at the following address [***], including in copy the following recipients: [***]: -----------

“I hereby inform you of the receipt of the First Sale and Purchase Price in the following Seller account opened at [***]: [***]”.

The Parties agree that, alternatively, the receipt of the First Sale and Purchase Price may also be acknowledged by means of notarial attestation (diligencia notarial) to this deed signed by the Seller and the Buyer before the authorizing Notary, confirming the receipt by the Seller of the First Sale and Purchase Price. ---------------------------------------------

The Parties require me, the Notary, to: ---------

(i) if the receipt by the Seller of the First Sale and Purchase Price has been acknowledged to me in due time and form, I, the Notary, shall record this fact in this Deed by means of a notarial attestation indicating that the First Sale and Purchase shall be fully legally effective in accordance with its own terms and conditions;

(ii) if, at 11:59 p.m. in Madrid on June 2, 2023, the Seller’s receipt of the First Sale and Purchase Price has not been acknowledged, I, the Notary, shall record this fact by means of notarial attestation in this Deed; and --------------

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(iii) not to issue a copy, simple or authorized, of this deed, until the notarial attestation acknowledging receipt by the Seller of the First Sale and Purchase Price has been issued in the terms provided for in Clause 4 -------------------------------------------

I, the Notary, accept the request. ------------

5. EXPENSES AND TAXES -------------------------

All expenses and taxes arising from this deed shall be paid by the Buyer. --

6. NOTICES ------------------------------------

6.1 Requirements ------------------------------

Any communication between the Parties relating to the Contract must be made in writing, either by mail or fax sent to the addresses at the following section. ------------------------------------------

6.2 Address -----------------------------------

For purposes of communications, the parties designate the following addresses: ---------------------

- Seller --------------------------------------

1. Address: [***].

2. Recipient: [***] ------------------------

3. Email: [***]

- Buyer -----------------------------------------

4. Address:[***],

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5. Recipient: [***]

6. Email: [***]

7. JURISDICTION --------------------------------

The parties, expressly waiving any other jurisdiction that may correspond, submit to the Courts and Tribunals of the city of Madrid, the resolution of any disagreements that may arise from this Agreement. -------------------------------

8. APPLICABLE LAW ------------------------------

This Agreement shall be governed by Spanish Common Law.

8.1 The appearing parties declare that this transfer is exempt from the Tax on Property Transfers and Documented Legal Acts and Value Added Tax, under the provisions of Article 108 of Law 24/1988, of July 28, on the Securities Market, because it is not included in any of the exceptions set out in such legal provision. ------------------

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------- GRANTING AND AUTHORIZATION -------------

I make the legal reservations and warnings and, in particular, for tax purposes, those related to the tax obligations and responsibilities that the parties are responsible for in their material, formal and sanctioning aspects and the consequences of any kind that would arise from the inaccuracy of their statements. As well as the obligation to submit this deed to liquidation of the corresponding tax within a period of thirty business days as from today, being sanctioned in the manner established in the laws in cases of non-submission or late submission and its condition to the payment of said tax.

DATA PROTECTION: --------------------

The appearing party/s are informed of the following:

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Their personal data will be processed in this Notary Office, which is necessary for the compliance with the legal obligations of the exercise of the public notary function, in accordance with the provisions of the regulations provided for in the notary legislation, on the prevention of money laundering, tax and, if applicable, substantive legislation that applies to the documented legal act or business. The communication of personal data is a legal requirement, with the grantor being obliged to provide the personal data, and being informed that the consequence of not providing such data is that it would not be possible to authorize or intervene this public document. Their data will be kept confidential. -----

The purpose of the data processing is to comply with the regulations to authorize/intervene this document, its invoicing, subsequent monitoring and the mandatory functions of the notarial activity, from which the existence of automated decisions may be derived, authorized by Law, adopted by the Public Administrations and assignee entities authorized by Law, may arise, including the preparation of accurate profiles for prevention and investigation by the competent money laundering and terrorism financing authorities.

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The notary will submit such data that is mandatory to the Public Administrations, to the entities and subjects stipulated by Law and, if applicable, to the Notary that succeeds or replaces the current one in this notary office. -

The data provided will be kept for the years necessary to comply with the legal obligations of the Notary or whoever replaces him or her or succeeds him or her.

You may exercise your rights of access, rectification, deletion, limitation, portability and opposition to processing by mail before the authorizing Notary, located at Madrid-C.P.-28020, CALLE POETA JOAN MARAGALL, No. 38, 6°D. You also have the right to lodge a complaint with a supervisory authority.

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The data will be processed and protected according to the Notary Act, Organic Law 3/2018, of 5 December, on the Protection of Personal Data and guarantee of digital rights (or the replacing Act)and its implementing regulations, and Regulation (UE) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data and repealing Directive 95/46/EC.

Being read this deed by the appearing party, and by me, that I explain it as appropriate, and being aware of its content, as stated, it is in agreement, ratified and signed with me, the Notary, that: If it has been identified by what results from its documentation shown at the appearance of this deed, as established by the Organic Law of Notary Public, as a supplementary means, that its consent has been freely given, that this granting is in accordance with the current legality and its duly informed will; and, in general, ------------------------------------------------------

I ATTEST to everything contained in this public instrument, issued on ten pages of stamped paper exclusively for notarial documents, this and the ten previous correlative documents. ------------------------------------------------------

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The signatures of the appearing parties follow.

Signed:

Iñigo Casla Uriarte. Signed. There is the stamp of the

Notary.

*FOLLOWS ATTACHED DOCUMENTATION*

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[A negative certificate of revocation of the Tax Identification Number of Ardachon, S.L. is attached]

CERTAIN IDENTIFIED SCHEDULES HAVE BEEN EXCLUDED FROM THE EXHIBIT PURSUANT TO

REGULATION S-K, ITEM 601(A)(5) BECAUSE THEY DO NOT CONTAIN INFORMATION MATERIAL

TO AN INVESTMENT OR VOTING DECISION AND THAT INFORMATION IS NOT OTHERWISE

DISCLOSED IN THE EXHIBIT OR THE DISCLOSURE DOCUMENT

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Annex A

[Ommitted.]

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Notarial attestation: (Referring to deed number 1,474, dated May thirty two thousand and twenty-three). I, IÑIGO CASLA URIARTE, authorizing Notary of this deed, hereby state that I have received, on May 30, 2023, at my address, an email issued by “ARDACHON SL Bankruptcy Administration” [***]", notifying me of the receipt of the price of the First Sale and Purchase in the Seller's account opened at the entity [***] number [***], which I print and incorporate herein. Consequently, the First Sale and Purchase acquires full legal effect in accordance with its own terms and conditions. - - - - - - - - - -

With nothing further to be stated, I hereby terminate this notarial attestation, and attest to what it is contained therein, as appropriate, as well as that it is extended, on a sheet of paper for exclusive notary use, serial HE, number 5062190, in Madrid on May thirty, two thousand and twenty-three. I ATTEST.   - - - - - - - - - -

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Signed:        Iñigo Casia Uriarte. Signed. There is the stamp of the Notary.

* FOLLOWS ATTACHED DOCUMENTATION*

CERTAIN IDENTIFIED SCHEDULES HAVE BEEN EXCLUDED FROM THE EXHIBIT PURSUANT TO

REGULATION S-K, ITEM 601(A)(5) BECAUSE THEY DO NOT CONTAIN INFORMATION MATERIAL

TO AN INVESTMENT OR VOTING DECISION AND THAT INFORMATION IS NOT OTHERWISE

DISCLOSED IN THE EXHIBIT OR THE DISCLOSURE DOCUMENT

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Annex B

[Ommitted.]